UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 15, 2017

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4995 Bradenton Avenue, Suite 240, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On March 3, 2017, Navidea Biopharmaceuticals, Inc. (the “Company”) completed the sale (the “Asset Sale”) to Cardinal Health 414, LLC (“Cardinal Health 414”) of its assets used, held for use, or intended to be used in operating its business of developing, manufacturing and commercializing a product used for lymphatic mapping, lymph node biopsy, and the diagnosis of metastatic spread to lymph nodes for staging of cancer (the “Business”), including the Company’s radioactive diagnostic agent marketed under the Lymphoseek® trademark for current approved indications by the U.S. Food and Drug Administration (the “FDA”) and similar indications approved by the FDA in the future, in Canada, Mexico and the United States. As a result of the Asset Sale, the Company’s consolidated balance sheets and statements of operations have been reclassified, as required, for all periods presented to reflect the Business as a discontinued operation. Cash flows associated with the operation of the Business have been combined with operating, investing and financing cash flows, as appropriate, in our consolidated statements of cash flows.

The Company initially presented the Business as held for sale and in discontinued operations within the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2017 (the “First Quarter Form 10-Q”). Accordingly, the Company has retrospectively recast its previously issued annual financial statements for the three years in the period ended December 31, 2016 to present the Business as a discontinued operation.

Exhibit 99.1 of this Current Report on Form 8-K presents a recast of the following sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (“Form 10-K”) to present the business sold to Cardinal Health 414 as a discontinued operation:

●	Item 6. Selected Financial Data

●	Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition

●	Item 8. Financial Statements and Supplementary Data

The information in this Current Report on Form 8-K reflects the impact of the Asset Sale and related discontinued operations. Sections included in the Form 10-K filed on March 31, 2017 that are not included in this report continue to speak only as of the original filing date.

This Current Report on Form 8-K, including all exhibits hereto, should be read in conjunction with the Company’s Form 10-K, the First Quarter Form 10-Q, Quarterly Report on Form 10-Q for the period ended June 30, 2017 (the “Second Quarter Form 10-Q”), Quarterly Report on Form 10-Q for the period ended September 30, 2017 (the “Third Quarter Form 10-Q”) and other filings with the U.S. Securities and Exchange Commission (the “SEC”). These SEC filings contain important information regarding events, developments and updates affecting the Company and its expectations, including those that have occurred since the filings of the Form 10-K, the First Quarter Form 10-Q, Second Quarter Form 10-Q and Third Quarter Form 10-Q, as applicable.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number      Exhibit Description

23.1	Consent of Marcum LLP.

23.2	Consent of BDO USA, LLP.

99.1

Recast of Navidea Biopharmaceuticals, Inc.’s Financial Statements and notes thereto as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015 and 2014, and the related Selected Financial Data and Management’s Discussion and Analysis of Results of Operations and Financial Condition.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIDEA BIOPHARMACEUTICALS, INC.

Date: December 15, 2017	By:	/s/ Jed A. Latkin
Jed A. Latkin Chief Operating Officer and Chief Financial Officer